ENVIRONMENTAL LIABILITIES	12 Months Ended
Dec. 31, 2020
ENVIRONMENTAL LIABILITIES
ENVIRONMENTAL LIABILITIES

NOTE 22 — ENVIRONMENTAL LIABILITIES

The steel industry uses and generates substances that may damage the environment. The Company and its subsidiaries believe they are compliant with all the applicable environmental regulations in the countries where they operate. The Company’s management performs frequent analysis with the purpose of identifying potentially impacted areas and a liability is recorded based on the best estimate of costs for investigation, treatment and cleaning of potentially affected sites. The Company uses estimates and assumptions to determine the amounts involved, which may change in the future, as result of the final investigations and the determination of the actual environmental impact. The balances of the provisions are as follows:

	2020	2019
Provision for environmental liabilities	297,094	112,308
Current	125,992	60,913
Non-current	171,102	51,395